Fifth Third Bank | All Rights Reserved
Annual Meeting of Shareholders
April 19, 2011
Please refer to earnings release dated January 19, 2011
and 10-K dated February 28, 2011 for further information,
including full results reported on a U.S. GAAP basis
Exhibit  99.1

2 Fifth Third Bank | All Rights Reserved Agenda • Fifth Third today • 2010 results • Regulatory and economic environment • The customer experience • Share price performance • Looking ahead

FIFTH THIRD BANCORP

Return to solid profitability in 2010, broad-based credit improvements, exceed fully phased-in Basel III capital standards today

Completely exited all crisis-era government support programs, one of the few large banks without TLGP-guaranteed debt

Continued investments in business throughout crisis to maintain and enhance revenue-generating capability

No significant business at Fifth Third impaired during crisis; traditional banking focus consistent with direction of financial reform

©

3 Fifth Third Bank | All Rights Reserved Key themes – Fifth Third Well-positioned for success and leadership in new banking landscape

4
Fifth Third Bank | All Rights Reserved
Fifth Third franchise
Kentucky
Tennessee
Georgia
Florida
North
Carolina
West
Virginia
Pennsylvania
Ohio
Michigan
Illinois
Indiana
Missouri
$111 billion assets (#13)
$82 billion deposits (#13)
$12 billion market cap (#13)
1,312 banking centers
2,445 ATMs
Headquartered in Cincinnati, Ohio
with 15 affiliates across the
Midwest and Southeast United
States

Tier 1 common ratio (%)
7.6
7.4
7.2
7.0
6.8
6.6
6.99
6.96
7.17
7.34
7.50
4Q09
1Q10
2Q10
3Q10
4Q10
NPL / Loans3 (%)
5.0
4.0
3.0
2.0
1.0
0.0
3.82
3.51
3.30
2.07
2.15
4Q09
1Q10
2Q10
3Q10
4Q10
PPNR / Net charge-offs (%)
200
150
100
50
0
79
98
131
1424
164
4Q09
1Q10
2Q10
3Q10
4Q10
Return on assets (%)
1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.50)
(0.35)
(0.04)
0.68
0.84
1.18
4Q09
1Q10
2Q10
3Q10
4Q10

©

5
Fifth Third Bank | All Rights Reserved
A foundation of continued growth
Capital – foundation for continued growth
— Capital base transformed through series of capital actions, including the repayment of TARP in early February 2011
–
Tier 1 common capital has increased ~450bps
— Capital levels supplemented by strong reserve levels
–
Loan loss reserves 3.88% of loans and 179% of NPLs
— 9.0% pro forma Tier 1 common ratio is $1.0bn in excess of
internal 8.0% target
–
9.4% pro forma Tier 1 ratio excluding trust preferred
securities to be phased-out beginning 2013
Credit – ongoing discipline driving steady improvement
— Broad-based improvements in problem loans
–
72% reduction in 90+ day delinquent loans since 3Q09
–
NCO ratio of 1.86%, first time below 2.0% since 2Q08
–
164% PPNR  / NCOs in 4Q10
— Balance sheet risk lowered through asset sales, resolutions
–
$1.3bn (43%) decline in NPLs since 4Q09
Profitability – recent results support positive momentum
— PPNR remained stable throughout cycle
— 5 consecutive quarters of increasing earnings with 3 consecutive profitable quarters
— Return on assets 1.18%; return on average common equity
10.4% in 4Q10

Since December 31, 2008

Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense

Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (excludes nonaccrual loans held-for-sale)

Excluding $510mm net charge-offs attributable to credit actions and $127mm in net BOLI settlement gains

Fifth Third Bank | All Rights Reserved
Peer performance summary
Continue to outperform peers on key value drivers
FITB
2010
Large
bank
peers
(2)
2010
Midwest
peers
(3)
2010
2010
performance vs.
peers
Avg core deposit growth, YoY 6% 1% 2% Outperformed
Avg loan growth, YoY (2%) (5%) (7%) Outperformed
NII growth, YoY 4% 0% 2% Outperformed
Operating fee growth, YoY
(1)
0% 2% 4% Underperformed
Operating efficiency ratio
(1)
63% 65% 64% Outperformed
Operating ROE
(1)
5% 4% 4% Outperformed
NPA growth, YoY (33%) (18%) (28%) Outperformed
(1)
Excludes certain previously reported one-time charges from fee growth, efficiency ratio, and ROE . Reported fee growth was -43% (2009 included FTPS gain of $1.7 billion), reported efficiency ratio was 60.7%, reported ROE was 5.0%.
(2)
Large bank peer average consists of BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC and ZION;
(3)
Midwest peer average consists of  CMA, HBAN, KEY, MI, and USB.
Source: SNL and company reports

FIFTH THIRD BANCORP

Net Charge-off Ratio (Annualized)

Peer average: 2.2%
0.6%
1.1%
1.8%
1.9%
1.9%
2.0%
2.0%
2.1%
2.1%
2.1%
2.7%
3.2%
4.4%
MTB
CMA
HBAN
FITB
USB
KEY
WFC
BBT
PNC
STI
ZION
RF
MI

HFI NPA Ratio

Peer average: 3.5%
1.9%
2.2%
2.8%
2.8%
2.8%
3.1%
3.5%
3.5%
4.1%
4.2%
4.3%
4.8%
5.0%
USB
HBAN
KEY
FITB
MTB
CMA
BBT
PNC
STI
WFC
RF
ZION
MI

Reserves / NPLs

Peer average: 111%
188%
179%
161%
150%
126%
109%
101%
96%
90%
88%
80%
73%
72%
USB
FITB
HBAN
KEY
BBT
PNC
RF
ZION
MI
WFC
CMA
MTB
STI

Reserves / Net Charge-offs (Annualized)

Peer average: 156%
296%
213%
201%
183%
158%
156%
151%
143%
141%
127%
121%
118%
81%
MTB
FITB
CMA
HBAN
KEY
PNC
WFC
USB
ZION
BBT
STI
RF
MI

Fifth Third Bank | All Rights Reserved
Credit metrics & reserve coverage outperform peers
Source: SNL Financial and company reports. Data as of 4Q10. HFI NPAs and NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
Reserve coverage strong relative to problem assets and losses
FITB credit metrics lower than peers and represent position of relative strength

FIFTH THIRD BANCORP

Recession State by State from DismalScientist.com. Copyright 2010
Moody's Analytics, Inc., and/or its licensors and affiliates. All rights reserved.

Fifth Third Bank | All Rights Reserved
Majority of footprint beginning to recover
(Early cycle impact; strong industrial base)
Source:  Map from Moody’s Analytics.
Categories based on Moody’s Analytics’ Adversity Index, which is a composite index of unemployment, industrial production, home prices and housing starts. Declining values lead to labeling as
Recession, rising indicators are labeled as Recovery, rising indicators past previous growth peaks are labeled as Expansion, and mixed indicators are labeled as At Risk
As of January 2011
In recession
At risk
Recovering
Expanding

Fifth Third Bank | All Rights Reserved
Current operating environment
• Emerging clarity on regulatory and capital environment as Dodd-Frank Act enters rule-making and implementation phase
– Mitigation approaches will further differentiate banks
• Expect continued improvements in asset quality
– Real estate recovery slowed due to foreclosure delays and effect on home prices
• Heightened competition for loans given customer deleveraging and sluggish borrower demand
• Industry moving toward “more normalized” earnings, improved efficiency, reductions in required loan loss reserves, and higher capital ratios
• Reinstatement of dividends and consolidation expected in 2011 and thereafter as firms manage capital positions and face a slowly recovering economy
• Global economic environment will continue to impact near-term valuation

Fifth Third Bancorp

Achieve market share leadership in a majority of our markets

- Higher deposits / branch
- Better and deeper customer relationships

Focus on expanding underpenetrated high-potential service areas

- Small business
- Private banking
- Treasury management

Ongoing initiatives

- Customer satisfaction
- Employee engagement
- Business line sales integration strategy

Opportunistic hiring

- Market disruption has allowed us to hire strong talent from former competitors

©

10 Fifth Third Bank | All Rights Reserved Continuing to invest for the future

FIFTH THIRD BANCORP

Fifth Third ACSI Satisfaction Scores Historical Trend

80
70
60
50
71
72
76
74
76
73
77
2004
2005
2006
2007
2008
2009
2010

2010 Satisfaction Scores

67
68
69
73
76
77
80
J.P. Morgan Chase
Bank of America
Citigroup
Wells Fargo
Banks Industry
Fifth Third Bank
All Others

FORRESTER®

GALLUP®

J.D. POWER

Fifth Third Bank | All Rights Reserved
Customer experience
For the first time, Fifth Third’s score was higher than
the ACSI Banks industry average (Bank of America,
Citi, Wells Fargo, J.P. Morgan Chase and an aggregate
of smaller banks)”
Fifth Third Bank engaged the American Customer Satisfaction Index (ACSI) in custom research projects surveying Fifth Third Bank customers in the 3    quarter of 2010. In the surveys, ACSI
used the same statistical methodology as the independently measured banks, Bank of America, J.P. Morgan Chase, Wells Fargo, and Citigroup
Fifth Third posted its highest score ever, increasing its
score by four points
Consistently achieving leading customer satisfaction scores through focus on providing valuable products and services at fair prices
Fifth Third finished
second among large banks
(CXPi 2010)
Third-Party Recognition
Fifth Third recipient of
“Great Workplace Award”
(March 2011)
Fifth Third improved
consistently
over last 3 years
rd

60%
50%
40%
30%
20%
10%
0%
(10%)
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10

Fifth Third Bank | All Rights Reserved
2010 total return
(price appreciation plus dividends)
Source: Bloomberg, 12/31/09-12/31/10
Market recognizes Fifth Third’s progress
FITB
+51%
S&P Banks Index
+20%
S&P 500 Index
+15%

FIFTH THIRD BANCORP

Return to solid profitability in 2010, broad-based credit improvements, exceed fully phased-in Basel III capital standards today

Completely exited all crisis-era government support programs, one of the few large banks without TLGP-guaranteed debt

Continued investments in business throughout crisis to maintain and enhance revenue-generating capability

No significant business at Fifth Third impaired during crisis; traditional banking focus consistent with direction of financial reform

©

13 Fifth Third Bank | All Rights Reserved Key themes Well-positioned for success and leadership in new banking landscape

14 Fifth Third Bank | All Rights Reserved ************************ ************************ ************************ ************************ ************************ ******

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as
“will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements.
Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-
offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly;
(11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18)
potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.